EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Thomas M. O'Flynn and James T. Foran, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Public Service Enterprise Group Incorporated ("PSEG") to sign the Registration Statement on Form S-8 to be filed by PSEG with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed 15.0 million shares of PSEG's Common Stock without par value, (which shares are to be offered pursuant to the Public Service Enterprise Group Incorporated 2004 Long-Term Incentive Plan), and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 19th day of October, 2004.

/s/ James Ferland                             /s/ Conrad K. Harper
----------------------------------            ----------------------------------
E. James Ferland                              Conrad K. Harper

/s/ Thomas M. O'Flynn                         /s/ William V. Hickey
----------------------------------            ----------------------------------
Thomas M. O'Flynn                             William V. Hickey

/s/ Patricia A. Rado                          /s/ Shirley Ann Jackson
----------------------------------            ----------------------------------
Patricia A. Rado                              Shirley Ann Jackson

/s/ Ernest H. Drew                            /s/ Thomas A. Renyi
----------------------------------            ----------------------------------
Ernest H. Drew                                Thomas A. Renyi

/s/ Caroline Dorsa                            /s/ Richard J. Swift
----------------------------------            ----------------------------------
Caroline Dorsa                                Richard J. Swift

/s/ Albert R. Gamper, Jr.
----------------------------------
Albert R. Gamper, Jr.